UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2005
FIRSTCITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Form of Option Award Agreement for Non-Employee Directors
Form of Option Award Agreement for Employees

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On October 25, 2005, the Compensation Committee of the Registrant granted incentive stock options to certain of the executive officers of the Registrant under the FirstCity Financial Corporation 1995 Stock Option and Award Plan (the “1995 Plan”) and the FirstCity Financial Corporation 1996 Stock Option and Award Plan (the “1996 Plan”). Each option granted under the 1995 Plan or the 1996 Plan is required to be set forth in writing pursuant to the form of option agreement required by the plan. The form of option award agreement for non-employee directors under the 1996 Plan and the form of option award agreement under the 1996 Plan for employees, including employee directors, are included as Exhibits 10.3 and 10.4, respectively to this Current Report on Form 8-K and are incorporated herein by reference.
The options received by the executive officers listed below have a grant date of October 25, 2005 (the “Grant Date”), will vest in equal parts over four years beginning on October 25, 2006, will terminate upon the expiration of ten years from the Grant Date, and have an exercise price of $11.77, the closing price of the common stock of FirstCity Financial Corporation on the Grant Date.
Each of the following executive officers was granted an option to purchase the number of shares of the Registrant’s common stock under the 1995 Plan or 1996 Plan as is set forth for that executive officer:

1995 Stock Option and Award Plan
Employee	Number of Shares
Richard Vander Woude	3,850

1996 Stock Option and Award Plan
Employee	Number of Shares
Richard Vander Woude	4,150
Joe S. Greak	8,000
James C. Holmes	8,000
Terry R. DeWitt	8,000
J. Bryan Baker	8,000
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 1995 Stock Option and Award Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated October 18, 2005).
10.2 Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 1995 Stock Option and Award Plan (incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated October 18, 2005).

10.3 Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 1996 Stock Option and Award Plan.
10.4 Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 1996 Stock Option and Award Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION
Date: October 27, 2005	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
10.1 Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 1995 Stock Option and Award Plan (incorporated herein by reference to Exhibit 10.1 of the Company’s Form 8-K dated October 18, 2005).
10.2 Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 1995 Stock Option and Award Plan (incorporated herein by reference to Exhibit 10.2 of the Company’s Form 8-K dated October 18, 2005).
10.3 Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 1996 Stock Option and Award Plan.
10.4 Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 1996 Stock Option and Award Plan.